AMENDED AND RESTATED
                                                           AS OF OCTOBER 1, 1996

                         HEALTHCARE SERVICES GROUP, INC.

                           INCENTIVE STOCK OPTION PLAN


         1. Purpose. The purpose of this Stock Option Plan (the "Plan") is to promote the interests of Healthcare Services Group, Inc. (the "Company") and its shareholders by providing a means by which the Company shall be able to attract and retain key employees and provide such personnel with an opportunity to participate in the growth of the Company. The Plan provides for the grant, in accordance with its terms, of incentive stock options ("ISO's") to purchase the Company's common shares, par value $.01 (the "Common Shares" or "Shares"), in strict conformity with the manner provided for in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (and successor provisions of the law) (ISO's may be hereinafter referred to as "Options".)

         2. Administration. A committee, the members of which shall consist of one or more non-employee directors, within the meaning of Rule 16b-3 ("Rule 16b-3") of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), as from time to time in effect, of the Company (the "Members") to be known as the Option Committee (the "Committee") shall administer and interpret this Plan. The directors of the Company shall appoint the Committee, and from time to time may by express vote limit the power of the Committee and may remove members of the Committee or add members thereto. Vacancies on the Committee, however caused, shall be filled by action of the directors of the Company. The Committee may hold meetings at such times and places as it determines. A majority of the Members shall constitute a quorum, and the acts of a majority of the Members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members, shall be the acts of the Committee. The Committee's interpretation and construction of any provisions of the Plan or any ISO granted under it shall be final. No Member shall be eligible to participate in this Plan.

         3. Eligibility. The Committee may at any time and from time to time after April 30, 1991, but before September 1, 1998, grant an ISO to any person while he is employed by the Company as an officer or key employee. A person who serves merely as a director shall not be considered to be employed as an officer or key employee, but a person employed as an officer or key employee of the Company shall not lose the benefits of that status merely by serving also as a director. Employment by a parent or a subsidiary of the Company as an officer or key employee of such parent or subsidiary shall be deemed employment by the Company for the purposes of this Paragraph 3.

         Subject to the terms, provisions and conditions of this Plan, the Committee shall have exclusive jurisdiction (a) to select the persons eligible hereunder to be granted Options (it being understood that more than one Option may be granted to the same person), (b) to determine the number of Shares subject to each Option, (c) to determine the time or times when the Options will be granted, (d) to determine the option price of the Shares subject to each Option, which price shall be not less than the minimum specified in Paragraphs
(c) and (j) of Section 5 of this Plan, (e) to determine the time or times when each Option may be exercised within the limits stated in this Plan, and (f) to prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any Options granted under this Plan.

         4. Shares. Except as adjusted under Section 6 or under Section 14 hereof, the stock subject to the Options shall be Common Shares, and the total number of Common Shares on which Options may be granted under this Plan shall not exceed in the aggregate 339,266 Shares. If any outstanding Option under this Plan expires or is terminated for any reason before the end of the period during which Options may be granted, the number of Shares allocable to the unexercised portion of such Option may again be subjected to Options under this Plan within the above limits.

         5. Terms and Conditions of Options. In no event shall the Company become obligated with respect to any purported grant of an Option or any purported agreement to grant an Option to any person, except pursuant to a written agreement delivered to such person and conforming with this Section. Until and as the Directors of the Company otherwise determine, any such agreements shall be in such form as the Committee shall from time to time determine, and in any event such agreements shall comply with, and be subject to, the following terms and conditions:

                  (a) Medium and Time of Payment. The option price shall be payable in United States dollars upon the exercise of the Option and may be paid in cash, by certified check, or by bank draft.

                  (b) Number of Shares. The agreement shall state the total number of Shares subject to the Option to which it pertains.

                  (c) Option Price. Subject to the term of subparagraph (j) below, the minimum Option price shall be the fair market value of the Shares subject to the Option on the date of the granting of the Option.

                  (d) Term of Option. The term of any Option granted hereunder shall expire before the tenth anniversary of the grant of the Option.

                  (e) Date Options Granted. No Option shall be granted hereunder after the expiration of a period of ten years from adoption of the Plan by the Board of Directors.

                  (f) Date of Exercise. Each agreement shall state when and to what extent the Option may be exercised, and an Option may be made exercisable in whole or in part at any time and from time to time within the term of the Options, subject to the limitations of subparagraph (g) below concerning termination of employment and such other limitations as the Committee may impose.

                  (g) Termination-of Employment. If the employment of the grantee of an ISO by the Company terminates, the ISO must terminate within three months after such termination of employment unless the optionee dies during such employment or within such three months. The agreement may provide that in the event of such death the ISO shall be exercisable for a specified period which may extend as much as one year after such death. Nothing in this paragraph shall be construed to permit exercise of the ISO after its term.

                  (h) Rights of a Shareholder. An Optionee shall have no rights as a shareholder with respect to Shares covered by his Option until the date of the issuance of a certificate therefor to him and only after such Shares are fully paid for.

                  (i) Prior Outstanding ISO's. An agreement to grant an ISO shall state that the ISO granted thereby shall not to any extent be exercisable while there is outstanding any prior ISO relating to the same class of stock, which option was granted to the optionee to purchase either stock in the employer of the optionee or in any corporation which, at the time of granting the ISO, is a parent or subsidiary corporation of such employer, or stock in a predecessor trust or corporation of the employer or any such corporation.

                  (j) Ten Percent Shareholders. No ISO shall be granted pursuant to this Plan to individuals owning Shares representing more than 10 percent of the total combined voting power of all classes of stock of the employer of the optionee or in any corporation which, at the time of granting the ISO, is a parent or subsidiary corporation of such employer, unless at the time such ISO is granted the exercise price of the ISO is at least 110 percent of the fair market value of the stock subject to the ISO and such

         ISO is not exercisable after the expiration of five (5) years from the date such ISO is granted.

                  (k) Limitation on Fair Market Value of Underlying Stock. The stock as to which any employee may be granted ISO's in any calendar year (under all stock option plans which qualify under Section 422 of the Code of the employer of the optionee or in any corporation which, at the time of granting the ISO, is a parent or subsidiary corporation of such employer) shall not exceed $100,000 in value (to be determined as of the date of grant) plus any unused limit carryover as defined and computed under the provisions of Section 422(c) of the Code.

                  (l) Application of Funds. The proceeds received by the Company from the sale of Common Shares pursuant to Options will be used for the general purposes of its business.

         6. Capital Adjustment. An agreement may provide that the Option granted pursuant to the agreement shall continue notwithstanding any change or exchange of the shares of option stock into or for a different number and/or kind of common shares of the Company or of a corporation or other successor which succeeds to the business of the Company or becomes its parent or subsidiary, whether or not such change or exchange results from a recapitalization, split-up, corporate merger, consolidation or separation, acquisition of property for stock, stock dividends, issuance of stock rights, liquidation, or otherwise, provided however, that the option shall terminate if and when the business conducted by the employer of the optionee (or any successor employer) is substantially terminated upon its liquidation. The agreement may further provide that in the event of such a change or exchange, an appropriate adjustment shall be made in the number and/or kind of shares subject to the Option and/or in their per-share Option price, and that, with respect to ISO's, in a transaction to which Section 424(a) of the Code is applicable, the foregoing may be accomplished thereunder by assumption of the ISO or by the substitution of another stock option. In the alternative, the agreement may provide for no adjustment or may provide for adjustments only in specified circumstances which do not include all the foregoing and it may limit the extent of the adjustment. In no case shall the making of any such change, exchange, substitution or assumption and related adjustment give the holder of the option additional benefits which he did not have under the old Option, and the excess of the aggregate fair market value of the shares subject to the Option immediately after such change, exchange, substitution or assumption and adjustment shall not be greater than such excess of the fair market value of the shares subject to the Option immediately before. Adjustment of the number of shares subject to the Option shall not make the Option become exercisable as to a fractional share. Subject to the foregoing limitations, the terms of any such adjustment shall be determined by the Committee and such determination made in good faith shall be final, provided, with respect to ISO's, that if pursuant to said
Section 424(a) another corporation or other successor assumes the ISO or substitutes another, its determination of the terms made in good faith shall be final.

         7. Assignability. An ISO granted hereunder shall not be transferable otherwise than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder. Any ISO granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder or by such holder's guardian or legal representative.

         8. Investment Agreement. Each optionee shall agree that if he acquires Shares pursuant to the exercise of an Option granted hereunder, that he shall acquire such Shares for investment and not with a view to distribution of the Shares as that term is used in the Securities Act of 1933, as amended, unless, in the opinion of counsel to the Company, such distribution is in compliance with, or exempt from, the registration and prospectus requirements of that Act, and he shall agree to sign an agreement to such effect at the time of exercising the Option as a condition precedent to the exercise of the Option.

         9. Conditions to Issuance of Shares. No Common Shares (or common shares of the Company's successor) shall be sold or issued pursuant to Options issued under this Plan unless and until said Shares (or such common shares) shall have been approved for listing (subject to notice of issuance) on all stock exchanges, if any, on which other Shares of the Company (or common shares of its successor) are listed and unless and until all necessary consents and approvals of public authorities have been obtained and other legal requirements met, with respect to said Shares (or common shares), and all grants under this Plan shall be subject to such conditions.

         10. Other Provisions. Any agreement authorized under this Plan shall contain such other provisions as the Committee shall deem advisable.

         11. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the optionee to exercise such Option.

         12.  Continuance  of  Employment.   This  Plan  shall  not  impose  any
obligation on the Company to continue the employment of any grantee of an ISO.

         13. Effective Date. This Plan shall become effective upon adoption by the Board of Directors.

         14. Continuity of Plan. This Plan shall continue in effect notwithstanding any change or exchange of the shares of the option stock into or for a different number and/or kind of shares in the Company whether or not such change or exchange results from a recapitalization, split-up, stock dividend, issuance of stock rights, or otherwise. In the event of such a change or exchange, and in the event of an adjustment in the number of shares which may be subject to Options, the balance which may be subject to Options outstanding and exercised Options shall be similarly adjusted, and such adjustment must be within the limits by which the Code and regulations thereunder permit adjustment to be made without requiring shareholder approval to insure compliance with
Section 422(b)(1) of the Code or successor provision of the law.

         15. Meaning of Terms. As used in this Plan and in any agreement hereunder, in the absence of clear indication otherwise, the terms "parent", "subsidiary", "predecessor", "corporation" and "outstanding" shall have the same meanings as in Sections 422 and 424 of the Code. For the purpose of paragraphs 5(f) and 5(g) above and agreements incorporating the same, the employee's employment shall include employment by a corporation which is a parent or a subsidiary of the Company, and employment by a corporation which in a transaction to which Section 424(a) of the Code or a successor provision of law is applicable, assumes the ISO or issues an option in substitution for it, or by a parent or a subsidiary of such an assuming or issuing corporation; and a transfer of employment between the Company and such a corporation shall not terminate the ISO under paragraph 5(g).

         16. Conformance With Section 422. All ISO's granted pursuant to this Plan shall be granted in a manner strictly conforming with the requirements set forth in Section 422 of the Code so that the ISO's will qualify as incentive stock options under Section 422 of the Code.

         17.      Rule 16b-3 Compliance.

         The Company intends that the Plan meet the requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) and (f) of Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this
Section 17.

         18. Shareholder Approval. This Plan shall be subject to approval by the shareholders of the Company.

         19. Amendment. After this Plan has been approved the shareholders of the Company, it may be amended by the directors of the Company in any respect approved by the shareholders, or by the directors without shareholder approval if the directors are advised by counsel that the amendment does not require further shareholder approval for the purpose of preserving the status of any ISO granted hereunder as an "incentive stock option" as that term is defined in
Section 422 of the Code.